Loans and Allowance for Loan Losses	12 Months Ended
Dec. 31, 2020
Loans and Allowances for Loan Losses
Loans and Allowance for Loan Losses

(2)   Loans and Allowance for Loan Losses

Loans

A summary of loans, by major class within the Company's loan portfolio, at December 31, 2020 and 2019 is as follows:

(in thousands)	2020	2019
Commercial, financial, and agricultural (a)	$272,918	$199,022
Real estate construction − residential	29,692	23,035
Real estate construction − commercial	78,144	84,998
Real estate mortgage − residential	262,339	252,643
Real estate mortgage − commercial	617,133	576,635
Installment and other consumer	26,741	32,464
Total loans held for investment	$1,286,967	$1,168,797
(a)	Includes $63.3 million SBA PPP loans, net

The Bank grants real estate, commercial, installment, and other consumer loans to customers located within the communities surrounding Jefferson City, Columbia, Clinton, Warsaw, Springfield, St. Louis, and the greater Kansas City metropolitan area. As such, the Bank is susceptible to changes in the economic environment in these communities. The Bank does not have a concentration of credit in any one economic sector. Installment and other consumer loans consist primarily of the financing of vehicles. At December 31, 2020, $589.4 million of loans were pledged to the Federal Home Loan Bank as collateral for borrowings and letters of credit.

The following is a summary of loans to directors and executive officers or to entities in which such individuals had a beneficial interest of the Company:

(in thousands)
Balance at December 31, 2019	$5,601
New loans	1,081
Amounts collected	(1,603)
Balance at December 31, 2020	$5,079

Such loans were made in the normal course of business on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the same time for comparable transactions with other persons, and did not involve more than the normal risk of collectability or present unfavorable features.

Allowance for loan losses

The following table illustrates the changes in the allowance for loan losses by portfolio segment:

	Commercial,	Real Estate	Real Estate	Real Estate	Real Estate	Installment
	Financial, &	Construction -	Construction -	Mortgage -	Mortgage -	and other	Un-
(in thousands)	Agricultural	Residential	Commercial	Residential	Commercial	Consumer	allocated	Total
Balance at December 31, 2017	$3,325	$170	$807	$1,689	$4,437	$345	$79	$10,852
Additions:
Provision for loan losses	296	(44)	(20)	516	457	150	120	1,475
Deductions:
Loans charged off	484	48	30	186	38	255	—	1,041
Less recoveries on loans	(100)	(62)	—	(52)	(58)	(94)	—	(366)
Net loans charged off	384	(14)	30	134	(20)	161	—	675
Balance at December 31, 2018	$3,237	$140	$757	$2,071	$4,914	$334	$199	$11,652
Additions:
Provision for loan losses	(168)	(126)	(388)	195	1,618	138	(119)	1,150
Deductions:
Loans charged off	295	—	—	277	25	196	—	793
Less recoveries on loans	(144)	(50)	—	(129)	(40)	(105)	—	(468)
Net loans charged off	151	(50)	—	148	(15)	91	—	325
Balance at December 31, 2019	$2,918	$64	$369	$2,118	$6,547	381	$80	$12,477
Additions:
Provision for loan losses	2,241	85	106	568	2,838	35	(73)	5,800
Deductions:
Loans charged off	207	—	—	52	39	211	—	509
Less recoveries on loans	(169)	(64)	—	(45)	(8)	(59)	—	(345)
Net loans charged off	38	(64)	—	7	31	152	—	164
Balance at December 31, 2020	$5,121	$213	$475	$2,679	$9,354	$264	$7	$18,113

Loans, or portions of loans, are charged off to the extent deemed uncollectible or a loss is confirmed. Loan charge-offs reduce the allowance for loan losses, and recoveries of loans previously charged off are added back to the allowance. If management determines that it is probable that all amounts due on a loan will not be collected under the original terms of the loan agreement, the loan is considered to be impaired. These loans are evaluated individually for impairment, and in conjunction with current economic conditions and loss experience, specific reserves are estimated as further discussed below. Loans not individually evaluated are aggregated by risk characteristics and reserves are recorded using a consistent methodology that considers historical loan loss experience by loan type.

In the first quarter of 2019, management adjusted the look-back period to begin with loss history in the first quarter 2012 as the starting point through the current quarter and it will continue to include this starting point going forward. At that time, Management determined that with the extended economic recovery then existing, the look-back period should be expanded to include the current economic cycle. The look-back period will continue to be evaluated and will be adjusted once a sustained loss producing downturn is recognized and found to be representative of historical losses expected for the current portfolio.

Due to the COVID-19 pandemic that surfaced in the first quarter of 2020, management reassessed the calculation of the allowance for loan loss by increasing the economic qualitative factor in order to capture the impact on the credit risk present in the loan portfolio given the economic environment that existed at that time. The unemployment rate was considered the best indicator of risk compared to the other factors previously used measured on a quarter lag and would not exhibit the effects of COVID-19 for possibly several quarters. While these lagging indicators have been very reliable for some time, they did not accurately capture the risk that has been brought about by rapid changes in the economy due to the pandemic. As of the fourth quarter of 2020, management again reassessed the qualitative factor and economic indicators. Enough time had passed so that data after the outbreak would be available and a better interpretation of the impact of the virus on the economy. As of December 31, 2020, management determined that the local market and economy has been able to transition to a functional level while adapting to the new requirements aimed at stopping the spread of the virus and decreased the qualitative adjustment according to the Company's methodology.

Additionally, the funding of $88.4 million in PPP loans during the second and third quarter required management to assess the methodology that would be adopted in regard to the allowance for loan loss applicable to these loans. As the SBA PPP loans are expected to be mostly paid off in the next six to twelve months and carry a 100% credit guarantee from the SBA, management determined that no allowance for loan loss was deemed necessary for these loans. At December 31, 2020 the balance of these loans totaled $65.1 million.

The following table illustrates the allowance for loan losses and recorded investment by portfolio segment:

	Commercial,	Real Estate	Real Estate	Real Estate	Real Estate	Installment
	Financial, and	Construction -	Construction -	Mortgage -	Mortgage -	and Other	Un-
(in thousands)	Agricultural	Residential	Commercial	Residential	Commercial	Consumer	allocated	Total
December 31, 2020
Allowance for loan losses:
Individually evaluated for impairment	$2,187	$27	$28	$263	$2,594	$14	$—	$5,113
Collectively evaluated for impairment	2,934	186	447	2,416	6,760	250	7	13,000
Total	$5,121	$213	$475	$2,679	$9,354	$264	$7	$18,113
Loans outstanding:
Individually evaluated for impairment	$7,552	$192	$200	$3,626	$25,657	$108	$—	$37,335
Collectively evaluated for impairment	265,366	29,500	77,944	258,713	591,476	26,633	—	1,249,632
Total	$272,918	$29,692	$78,144	$262,339	$617,133	$26,741	$—	$1,286,967

December 31, 2019
Allowance for loan losses:
Individually evaluated for impairment	$311	$—	$—	$264	$23	$17	$—	$615
Collectively evaluated for impairment	2,607	64	369	1,854	6,524	364	80	11,862
Total	$2,918	$64	$369	$2,118	$6,547	$381	$80	$12,477
Loans outstanding:
Individually evaluated for impairment	$1,514	$—	$137	$3,856	$1,711	$177	$—	$7,395
Collectively evaluated for impairment	197,508	23,035	84,861	248,787	574,924	32,287	—	1,161,402
Total	$199,022	$23,035	$84,998	$252,643	$576,635	$32,464	$—	$1,168,797

Impaired loans

Loans evaluated under ASC 310-10-35 include loans which are individually evaluated for impairment. All other loans are collectively evaluated for impairment under ASC 450-20. Impaired loans individually evaluated for impairment totaled $37.3 million and $7.4 million at December 31, 2020 and 2019, respectively, and are comprised of loans on non-accrual status and loans which have been classified as troubled debt restructurings (TDRs).

The net carrying value of impaired loans is based on the fair values of collateral obtained through independent appraisals or internal evaluations, or by discounting the total expected future cash flows. At December 31, 2020, $32.2 million of impaired loans were evaluated based on the fair value less estimated selling costs of the loans' collateral compared to $3.0 million at December 31, 2019. Once the impairment amount is calculated, a specific reserve allocation is recorded. At December 31, 2020, $5.1 million of the Company's allowance for loan losses was allocated to impaired loans totaling $37.3 million compared to $615,000 of the Company's allowance for loan losses allocated to impaired loans totaling approximately $7.4 million at December 31, 2019. Management determined that $11.9 million, or 32%, of total impaired loans required no reserve allocation at December 31, 2020 compared to $2.6 million, or 35%, at December 31, 2019 primarily due to adequate collateral values, acceptable payment history and adequate cash flow ability.

The categories of impaired loans at December 31, 2020 and 2019 are as follows:

(in thousands)	2020	2019
Non-accrual loans	$34,559	$4,754
Non-performing TDRs - 90 days past due	—	106
Performing TDRs	2,776	2,535
Total impaired loans	$37,335	$7,395

The following tables provide additional information about impaired loans at December 31, 2020 and 2019, respectively, segregated between loans for which an allowance has been provided and loans for which no allowance has been provided.

		Unpaid
	Recorded	Principal	Specific
(in thousands)	Investment	Balance	Reserves
December 31, 2020
With no related allowance recorded:
Commercial, financial and agricultural	$1,703	$1,731	$—
Real estate mortgage − residential	1,300	1,395	—
Real estate mortgage − commercial	8,943	8,943	—
Total	$11,946	$12,069	$—
With an allowance recorded:
Commercial, financial and agricultural	$5,849	$6,180	$2,187
Real estate construction − residential	192	192	27
Real estate construction − commercial	200	251	28
Real estate mortgage − residential	2,326	2,786	263
Real estate mortgage − commercial	16,714	16,787	2,594
Installment and other consumer	108	112	14
Total	$25,389	$26,308	$5,113
Total impaired loans	$37,335	$38,377	$5,113

		Unpaid
	Recorded	Principal	Specific
(in thousands)	Investment	Balance	Reserves
December 31, 2019
With no related allowance recorded:
Commercial, financial and agricultural	$342	$487	$—
Real estate construction − commercial	137	173	—
Real estate mortgage − residential	697	784	—
Real estate mortgage − commercial	1,388	1,433	—
Installment and other consumer	12	12	—
Total	$2,576	$2,889	$—
With an allowance recorded:
Commercial, financial and agricultural	$1,172	$1,470	$311
Real estate mortgage − residential	3,159	3,482	264
Real estate mortgage − commercial	323	425	23
Installment and other consumer	165	189	17
Total	$4,819	$5,566	$615
Total impaired loans	$7,395	$8,455	$615

The following table presents by class, information related to the average recorded investment and interest income recognized on impaired loans for the years ended December 31, 2020 and 2019:

	2020		2019
		Interest		Interest
	Average	Recognized	Average	Recognized
	Recorded	For the	Recorded	For the
(in thousands)	Investment	Period Ended	Investment	Period Ended
With no related allowance recorded:
Commercial, financial and agricultural	$1,629	$144	$805	$—
Real estate construction − commercial	162	—	145	—
Real estate mortgage − residential	1,692	28	685	—
Real estate mortgage − commercial	2,975	13	1,062	6
Installment and other consumer	6	—	6	—
Total	$6,464	$185	$2,703	$6
With an allowance recorded:
Commercial, financial and agricultural	$2,395	$48	$1,097	$40
Real estate construction − residential	48	—	—	—
Real estate construction − commercial	367	—	—	—
Real estate mortgage − residential	2,564	45	3,583	88
Real estate mortgage − commercial	4,830	22	334	28
Installment and other consumer	113	8	199	3
Total	$10,317	$123	$5,213	$159
Total impaired loans	$16,781	$308	$7,916	$165

The recorded investment varies from the unpaid principal balance primarily due to partial charge-offs taken resulting from current appraisals received. The amount recognized as interest income on impaired loans continuing to accrue interest, primarily related to troubled debt restructurings, was $308,000 and $165,000, for the years ended December 31, 2020 and 2019, respectively. The average recorded investment in impaired loans is calculated on a monthly basis during the years reported.

Delinquent and Non-Accrual Loans

The delinquency status of loans is determined based on the contractual terms of the notes. Borrowers are generally classified as delinquent once payments become 30 days or more past due. The Company's policy is to discontinue the accrual of interest income on any loan when, in the opinion of management, the ultimate collectability of interest or principal is no longer probable. In general, loans are placed on non-accrual when they become 90 days or more past due. However, management considers many factors before placing a loan on non-accrual, including the delinquency status of the loan, the overall financial condition of the borrower, the progress of management's collection efforts and the value of the underlying collateral. Subsequent interest payments received on non-accrual loans are applied to principal if any doubt exists as to the collectability of such principal; otherwise, such receipts are recorded as interest income on a cash basis. Non-accrual loans are returned to accrual status when, in the opinion of management, the financial condition of the borrower indicates that the timely collectability of interest and principal is probable and the borrower demonstrates the ability to pay under the terms of the note through a sustained period of repayment performance, which is generally six months.

The following table provides aging information for the Company's past due and non-accrual loans at December 31, 2020 and 2019.

	Current or		90 Days
	Less Than		Past Due
	30 Days	30 - 89 Days	And Still
(in thousands)	Past Due	Past Due	Accruing	Non-Accrual	Total
December 31, 2020
Commercial, Financial, and Agricultural	$265,821	$380	$—	$6,717	$272,918
Real estate construction − residential	29,500	—	—	192	29,692
Real estate construction − commercial	77,944	—	—	200	78,144
Real estate mortgage − residential	259,688	546	—	2,105	262,339
Real estate mortgage − commercial	591,815	4	—	25,314	617,133
Installment and Other Consumer	26,576	117	17	31	26,741
Total	$1,251,344	$1,047	$17	$34,559	$1,286,967
December 31, 2019
Commercial, Financial, and Agricultural	$197,828	$212	$—	$982	$199,022
Real estate construction − residential	22,468	567	—	—	23,035
Real estate construction − commercial	84,861	—	—	137	84,998
Real estate mortgage − residential	249,516	688	304	2,135	252,643
Real estate mortgage − commercial	575,140	136	—	1,359	576,635
Installment and Other Consumer	32,179	132	12	141	32,464
Total	$1,161,992	$1,735	$316	$4,754	$1,168,797

The Company's past due and non-accrual loans at December 31, 2020 do not include $57.1 million of loans accepting forbearance under the CARES Act. Their delinquency status will not change through the forbearance period as they are fulfilling the agreement they have made with the Company. Of the total remaining $86.7 million loan modifications under the CARES Act, $29.5 million, were determined to be on nonaccrual status during the fourth quarter of 2020.

Credit Quality

The Company categorizes loans into risk categories based upon an internal rating system reflecting management’s risk assessment. Loans are placed on watch status when one or more weaknesses are identified that may result in the borrower being unable to meet repayment terms or the Company’s credit position could deteriorate at some future date. Loans classified as substandard are inadequately protected by the current sound worth and paying capacity of the obligor or by the collateral pledged, if any. Loans so classified may have a well-defined weakness or weaknesses that jeopardize the repayment of the debt. Such loans are characterized by the distinct possibility that the Company may sustain some loss if the deficiencies are not corrected. A loan is classified as a troubled debt restructuring (TDR) when a borrower is experiencing financial difficulties that lead to the restructuring of a loan, and the Company grants concessions to the borrower in the restructuring that it would not otherwise consider. Loans classified as TDRs that are accruing interest are classified as performing TDRs. Loans classified as TDRs that are not accruing interest or is 90 days past due are classified as nonperforming TDRs. It is the Company’s policy to discontinue the accrual of interest income on loans when management believes that the collection of interest or principal is doubtful.

The following table presents the risk categories by class at December 31, 2020 and 2019.

	Commercial,	Real Estate	Real Estate	Real Estate	Real Estate	Installment
	Financial, &	Construction -	Construction -	Mortgage -	Mortgage -	and other
(in thousands)	Agricultural	Residential	Commercial	Residential	Commercial	Consumer	Total
At December 31, 2020
Watch	$9,649	$545	$10,806	$15,835	$66,936	$—	$103,771
Substandard	598	—	—	1,002	1,662	—	3,262
Performing TDRs	835	—	—	1,521	343	77	2,776
Non-accrual loans (a)	6,717	192	200	2,105	25,314	31	34,559
Total	$17,799	$737	$11,006	$20,463	$94,255	$108	$144,368
At December 31, 2019
Watch	$16,288	$763	$8,484	$15,280	$37,271	$—	$78,086
Substandard	3,249	—	273	2,291	677	—	6,490
Performing TDRs	532	—	—	1,615	352	36	2,535
Non-performing TDRs - 90 days past due (a)	—	—	—	106	—	—	106
Non-accrual loans (a)	982	—	137	2,135	1,359	141	4,754
Total	$21,051	$763	$8,894	$21,427	$39,659	$177	$91,971

(a)	Non-performing TDRs include non-performing TDRs included in nonaccrual loans and 90 days past due.

Troubled Debt Restructurings

At December 31, 2020, loans classified as TDRs totaled $3.7 million, of which $900,000 were classified as non-performing TDRs and $2.8 million were classified as performing TDRs. At December 31, 2019, loans classified as TDRs totaled $4.1 million, of which $1.6 million were classified as non-performing TDRs and $2.5 million were classified as performing TDRs. Both performing and nonperforming TDRs are considered impaired loans. When an individual loan is determined to be a TDR, the amount of impairment is based upon the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the underlying collateral less applicable selling costs. Accordingly, specific reserves of $214,000 and $442,000 related to TDRs were allocated to the allowance for loan losses at December 31, 2020 and 2019, respectively.

The CARES Act provides all banks with the option to elect either or both of the following from March 1, 2020 until the earlier of December 31, 2020 or the date that is 60 days after the termination of the national emergency:

(i) to suspend the requirements under GAAP for loan modifications related to the COVID–19 pandemic that would otherwise be categorized as a TDR; and/or

(ii) to suspend any determination of a loan modified as a result of the effects of the COVID–19 pandemic as being a TDR, including impairment for accounting purposes.

If a bank elects a suspension noted above, the suspension (i) will be effective for the term of the loan modification, but solely with respect to any modification, including a forbearance arrangement, an interest rate modification, a repayment plan, and any other similar arrangement that defers or delays the payment of principal or interest, that occurs during the applicable period for a loan that was not more than 30 days past due as of December 31, 2019; and (ii) will not apply to any adverse impact on the credit of a borrower that is not related to the COVID–19 pandemic.

As provided for by the CARES Act, the Company offered payment modifications to borrowers. Disaster relief payment modifications granted to-date include approximately 578 loans totaling $296.9 million, or 23.1% of the total loan portfolio. At December 31, 2020, 38 loans totaling $86.7 million, or 6.7% of total loans, remained in some form of a modification. (See table below titled – Loan Modifications under the CARES Act by NAICS Code.)

	Total Remaining Loan Modifications under the CARES Act by NAICS Code as of December 31, 2020
		% of		% of		% of
		Total Remaining	Full	Total Remaining		Total Remaining
	Interest	Loan	Deferral	Loan	Extended	Loan
Industry Category	Only	Modifications	(1)	Modifications	Amortizations	Modifications	Totals
Real Estate and Rental and Leasing	$5,166	6.0%	$6,338	7.3%	$501	0.6%	$12,005
Accommodations and Food Services	19,859	22.9	32,486	37.5	4,621	5.3	56,966
Construction	144	0.2	-	—	—	—	144
Churches	263	0.3	-	—	—	—	263
Lands and lots	2,005	2.3	-	—	—	—	2,005
Cinemas	—	—	4,691	5.4	—	—	4,691
Health Care and Social Assistance	—	—	208	0.2	—	—	208
Arts, Entertainment, Recreation	10,165	11.7	-	—	—	—	10,165
Non-NAICS (Consumer)	—	0.0	232	0.3	—	—	232
Total modifications	$37,602	43.4%	$43,955	50.7%	$5,122	5.9%	$86,679

Remaining loan modifications under the CARES Act as a percent of the total loan portfolio 6.7%

Total loan modifications under the CARES Act to date $296,890

Total loan modifications under the CARES Act to date as a percent of the total loan portfolio 23.1%

(1)	Of the $44.0 million loan modifications on full deferral, $29.5 million, or 34.1% of the total remaining loan modifications, were determined to be on nonaccrual status during the fourth quarter of 2020.

The following table summarizes loans that were modified as TDRs during the years ended December 31, 2020 and 2019.

	2020			2019
	Recorded Investment (1)			Recorded Investment (1)
	Number of	Pre-	Post-	Number of	Pre-	Post-
(in thousands)	Contracts	Modification	Modification	Contracts	Modification	Modification
Troubled Debt Restructurings
Commercial, financial and agricultural	—	$—	$—	2	$80	$58
Real estate mortgage − residential	2	209	211	—	—	—
Real estate mortgage − commercial	—	—	—	2	267	266
Installment and other consumer	1	6	4	—	—	—
Total	3	$215	$215	4	$347	$324

(1) The amounts reported post-modification are inclusive of all partial pay-downs and charge-offs, and no portion of the debt was forgiven. Loans modified as a TDR that were fully paid down, charged-off, or foreclosed upon during the period ended are not reported.

The Company's portfolio of loans classified as TDRs include concessions for the borrower due to deteriorated financial condition such as interest rates below the current market rate, deferring principal payments, and extending maturity dates. During the year ended December 31, 2020, three loans meeting the TDR criteria were modified compared to four loans during the year ended December 31, 2019.

The Company considers a TDR to be in default when it is 90 days or more past due under the modified terms, a charge-off occurs, or it is in the process of foreclosure. There were no loans modified as a TDR, where a concession was made and subsequently defaulted during the year ended December 31, 2020, within twelve months of its modification date. This is compared to one commercial TDR with a $7,000 balance, where a concession was made and subsequently defaulted and was moved to non-accrual status and some collateral was liquidated to pay down the balance during the year ended December 31, 2019, within twelve months of its modification date. See Lending and Credit Management section for further information.

Loans Held For Sale

The Company designates certain long-term fixed rate personal real estate loans as held for sale, and the Company carries them at the lower of cost or fair value. The loans are primarily sold to Freddie Mac, Fannie Mae, PennyMac, and other various secondary market investors. At December 31, 2020, the carrying amount of these loans was $5.1 million compared to $428,000 at December 31, 2019.